UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2026

MINERALRITE CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number: 000-27739

State of Incorporation: Texas

IRS Employer Identification Number: 90-0315909

325 N. St. Paul Street, Suite 3100
Dallas, Texas 75201
(Address of principal executive offices)

(469) 881-8900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425
☐	Soliciting material pursuant to Rule 14a-12
☐	Pre-commencement communications pursuant to Rule 14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c)

Item 8.01 — Other Events

On January 15, 2026, MineralRite Corporation (the “Company”) issued a press release announcing key accomplishments and developments for the fourth quarter of 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated January 15, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALRITE CORPORATION

By: /s/ James Burgauer
Name: James Burgauer
Title: President
Date: January 15, 2026